UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2015 (April 29, 2015)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Northeast Utilities

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2015, Eversource Energy, formerly known as Northeast Utilities (the “Company”), filed an amendment to its Declaration of Trust (the “Amendment”) with the Secretary of the Commonwealth of Massachusetts to change its legal name from Northeast Utilities to Eversource Energy.

As disclosed in Item 5.07 of this report, on April 29, 2015, the shareholders of Eversource Energy, by an affirmative vote of at least two-thirds of all common shares outstanding and entitled to vote on the matter, approved the proposal authorizing the Company to amend its Declaration of Trust to change its legal name from “Northeast Utilities” to “Eversource Energy.”

The Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

Eversource Energy held its Annual Meeting of Shareholders on April 29, 2015.

(b)

Shareholders voted on the proposals set forth below.  For more information on the following proposals, see the Company’s proxy statement dated March 13, 2015.  On March 2, 2015, the record date for the Annual Meeting, there were 317,405,001 common shares outstanding and entitled to vote.  At the Annual Meeting, 278,115,581.55 common shares were represented, in person or by proxy, constituting a quorum.

(1)        Election of Trustees.  The shareholders elected each of the 12 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

	Votes Cast For			Votes Cast Against
Trustee	Number	% of Votes Cast	% of Shares Out- standing	Number	% of Votes Cast	Abstain	Broker Non-Votes
John S. Clarkeson	229,602,325.56	96.10	72.34	9,325,197.91	3.90	17,172.08	39,170,886.00
Cotton M. Cleveland	233,865,848.00	97.88	73.68	5,061,675.47	2.12	17,172.08	39,170,886.00
Sanford Cloud, Jr.	227,055,186.79	95.03	71.53	11,872,336.68	4.97	17,172.08	39,170,886.00
James S. DiStasio	229,799,930.46	96.18	72.40	9,127,593.01	3.82	17,172.08	39,170,886.00
Francis A. Doyle	234,998,216.34	98.36	74.04	3,929,307.13	1.64	17,172.08	39,170,886.00
Charles K. Gifford	229,574,397.57	96.09	72.33	9,353,125.90	3.91	17,172.08	39,170,886.00
Paul A. La Camera	234,801,075.68	98.27	73.98	4,126,447.79	1.73	17,172.08	39,170,886.00
Kenneth R. Leibler	235,111,847.95	98.40	74.07	3,815,675.52	1.60	17,172.08	39,170,886.00
Thomas J. May	230,289,118.96	96.38	72.55	8,638,404.51	3.62	17,172.08	39,170,886.00
William C. Van Faasen	229,826,061.14	96.19	72.41	9,101,462.33	3.81	17,172.08	39,170,886.00
Frederica M. Williams	234,797,280.92	98.27	73.97	4,130,242.18	1.73	17,172.45	39,170,886.00
Dennis R. Wraase	229,582,594.77	96.09	72.33	9,344,928.70	3.91	17,172.08	39,170,886.00

(2)

The shareholders approved the proposal to amend our Declaration of Trust to change the legal name of the Company from “Northeast Utilities” to “Eversource Energy”:

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Approval to amend our Declaration of Trust to change the legal name of the Company	268,912,335.43	96.69	6,988,250.41	2.51	2,214,995.71

(3)

The shareholders approved, on an advisory basis, the compensation of the Company’s 2014 Named Executive Officers:

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Advisory approval of executive compensation	219,737,660.91	91.96	15,313,009.45	6.41	3,894,025.19	39,170,886.00

(4)

The shareholders ratified the selection of Deloitte & Touche LLP as independent registered public accountants for 2015:

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Ratification of appointment of independent registered public accounting firm	271,063,877.87	97.47	4,572,922.09	1.64	2,478,781.59

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 3.1	Amendment to Declaration of Trust

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

April 29, 2015

By:

/S/ GREGORY B. BUTLER

Gregory B. Butler

Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Amendment to Declaration of Trust

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